UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2006

Smithway Motor Xpress Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-20793	42-1433844
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2031 Quail Avenue, Fort Dodge, Iowa		50501
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(515) 576-7418

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2006, our board of directors amended and restated our bylaws to add Article VII, Section 2, which clarifies that our board of directors may authorize our company to issue uncertificated shares. A copy of the amended and restated bylaws is filed as Exhibit 3 to this current report on Form 8-K and is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

3 Bylaws of Smithway Motor Xpress Corp. (as amended and restated November 3, 2006)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smithway Motor Xpress Corp.

November 3, 2006	By:	Douglas C. Sandvig

Name: Douglas C. Sandvig
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3	Bylaws of Smithway Motor Xpress Corp. (as amended and restated November 3, 2006)